SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  August 10, 1999



                  LabOne, Inc.(formerly Lab Holdings, Inc.)
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Missouri                   0-16946                    43-1039532
     --------------------          -----------                ---------------
(State or other jurisdiction       (Commission             (I. R. S. Employer
       of incorporation)            File Number)           Identification No.)



               10101 Renner Blvd., Lenexa, KS                 66219
           ----------------------------------------          -------
           (Address of principal executive offices)         (Zip Code)



       Registrant's telephone number, including area code:   913-888-1770
                                                             ------------


                             Lab Holdings, Inc.
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     On August 10, 1999, LabOne, Inc. (f/k/a Lab Holdings, Inc.), a Missouri corporation (the "Registrant"), completed the acquisition of LabOne, Inc., a Delaware corporation ("LabOne"), pursuant to the Agreement and Plan of Merger dated March 7, 1999, as amended, between the Registrant and LabOne (the "Merger Agreement"). Under the Merger Agreement, LabOne was merged with and into the Registrant effective as of August 10, 1999 (the "Merger").

     Under the terms of the Merger Agreement, each outstanding share of common stock, $.01 par value per share, of LabOne ("LabOne Common Stock"), other than shares converted into cash pursuant to a cash election by the holder thereof, was converted into one share of common stock, $.01 par value per share, of Registrant ("Registrant Common Stock"). Under the cash election feature, each holder of LabOne Common Stock had the right to elect to receive $12.75 in cash for each share of LabOne Common Stock in the Merger, subject to an aggregate limit on cash elections of $16.6 million. Holders of 804,991 shares of LabOne Common Stock elected to receive cash in the Merger and holders of 1,800,020 shares of LabOne Common Stock received shares of Registrant Common Stock in the Merger. As a result, the Registrant paid approximately $10.3 million in cash and issued 1,800,020 shares of Registrant Common Stock to acquire LabOne in the Merger. Holders of Registrant Common Stock received a stock dividend of 0.5 shares of Registrant Common Stock for each share of Registrant Common Stock held immediately prior to the Merger.

     The Registrant used $3.3 million of Registrant's cash and $7.0 million in loans under a line of credit from Commerce Bank, N.A., Kansas City, Missouri, to fund the payment of approximately $10.3 million in cash to the holders of LabOne Common Stock electing to receive cash in the Merger.

     The consideration paid to holders of LabOne Common Stock was determined through arm's length negotiations between the Board of Directors of Registrant and the Special Committee of the Board of Directors of LabOne.

     At the effective time of the Merger, the name of the Registrant was changed to "LabOne, Inc." At the effective time of the Merger, the officers of LabOne became the officers of the Registrant, and the Board of Directors of the Registrant was reconstituted to consist of nine members of the Board of Directors of LabOne immediately prior to the Merger and three additional non-management directors nominated by the LabOne Special Committee and approved by Registrant prior to the Merger.

     The Registrant owned 10,712,200 shares, or 80.5% of the outstanding shares, of LabOne Common Stock immediately prior to the Merger. These shares were cancelled at the effective time of the Merger. William D. Grant, a director of LabOne immediately prior to the Merger, beneficially owned 1,086,647 shares, or 16.7% of outstanding shares, of Registrant Common Stock immediately prior to the Merger. Mr. Grant became a director of the Registrant at the effective time of the Merger. W. Thomas Grant II, the son of William D. Grant, beneficially owned 138,089 shares, or 2.1% of outstanding shares, of Registrant Common Stock immediately prior to the Merger. W. Thomas Grant II was Chairman of the Board of Directors, Chief Executive Officer and President of LabOne and a director of LabOne immediately prior to the Merger.
W. Thomas Grant II assumed these same positions with the Registrant at the effective time of the Merger.

     The Joint Proxy Statement/Prospectus dated July 2, 1999, which is part of Amendment No. 4 to the Registration Statement on Form S-4 (No. 333-76131) filed by the Registrant on July 2, 1999, contains information regarding the Merger, is filed as an exhibit to this Report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (a)   Financial Statements of Business Acquired.

     The historical financial statements of LabOne and accountants' report are set forth on pages F-1 through F-25 of the Joint Proxy Statement/Prospectus contained in Amendment No. 4 to the Registration Statement on Form S-4 (No. 333-76131) filed by the Registrant on July 2, 1999, and are incorporated herein by reference. These Financial Statements and the accountants' report contain substantially the same information as that required by this Item 7(a).

         (b)   Pro Forma Financial Information

     The pro forma financial information set forth on pages 74 through 79 of the Joint Proxy Statement/Prospectus contained in Amendment No. 4 to the Registration Statement on Form S-4 (No. 333-76131) filed by the Registrant on July 2, 1999 are incorporated herein by reference. Such pro forma financial information is substantially the same as that required by this Item 7(b).

         (c)   Exhibits

            2.1 Agreement and Plan of Merger dated March 7, 1999, as amended between Lab Holdings, Inc. and LabOne, Inc. (incorporated by reference to Exhibit 2.3 to Amendment No. 4 to the Registration Statement on Form S-4 (No. 333-76131) filed by the Registrant on July 2, 1999).

           99.1 Joint Proxy Statement/Prospectus (incorporated by reference to Amendment No. 4 to the Registration Statement on Form S-4 (No. 333-76131) filed by the Registrant on July 2, 1999).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  LabOne, Inc.


Date: August 23, 1999             By    /s/  Kurt E. Gruenbacher
                                        ------------------------
                                  Kurt E. Gruenbacher, V.P. Finance, CAO
                                  and Treasurer



Date: August 23, 1999             By    /s/  Robert D. Thompson
                                        ------------------------
                                  Robert D. Thompson, Executive Vice
                                  President, COO and CFO

EXHIBIT INDEX


Assigned
Exhibit
Number                       Description of Exhibit
---------                    ----------------------


2.1 Agreement and Plan of Merger dated March 7, 1999, as amended between Lab Holdings, Inc. and LabOne, Inc. (incorporated by reference to
        Exhibit 2.3 to Amendment No. 4 to the Registration Statement on Form S-4 (No. 333-76131) filed by the Registrant on July 2, 1999).

99.1 Joint Proxy Statement/Prospectus (incorporated by reference to Amendment No. 4 to the Registration Statement on Form S-4 (No. 333-76131) filed by the Registrant on July 2, 1999).